Exhibit 10.39

IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

战略合作协议

strategic cooperation agreement

甲 方： 深圳市贝斯曼精密仪器有限公司

Party A: Shenzhen Baseman Precision Instrument Co., LTD

联系地址：深圳市光明区光明街道东周社区双明大道315号易方大厦8层

Address: 8th Floor, Yifang Building, No.315, Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen

统一社会信用代码：[*]

Unified Social Credit Identifier: [*]

法定代表人：白湧

Legal representative: Bai Yong

联系人：曹海珠

Contact: Cao Haizhu

联系方式：[*]

contact information: [*]

乙 方： PT KARYA MEDIS NUSANTARA

party B: PT KARYA MEDIS NUSANTARA

联系地址：DAAN MOGOT ARCADIA, JALAN RAYA DAAN MOGOT KM 21 BLOK F1NOMOR 6, Kota Tangerag, Provinsi Banten.

Address: DAAN MOGOT ARCADIA, JALAN RAYA DAAN MOGOT KM 21 BLOK F1NOMOR 6, Kota Tangerag, Provinsi Banten.

统一社会信用代码：

Unified Social Credit Identifier:

法定代表人：

Legal representative:

联系人：Peggy Yovies

Contact: Peggy Yovies

联系方式：[*]

contact information：[*]

一、合作宗旨和原则

一、Purposes and principles of cooperation

基于双方一致同意进行优势互补，建立战略合作关系，共同开拓印度尼西亚市场。按照平等互利的原则，经充分协商，达成如下协议：

Based on the consensus of the two sides to complement each other, establish a strategic cooperative relationship, and jointly explore the Indonesian market. Based on the principle of equality and mutual benefit, after full consultation, we have reached the following agreement:

二、合作模式

二、Mode of cooperation

双方意向以下唯一的合作方式。

Both parties intend to cooperate in one of the following way of cooperation.

当乙方违反甲方的授权范围或其他损害甲方利益的行业发生时，甲方具有单方面解除授权的权利，并向乙方及合资公司要求赔偿的权利。

When Party B violates the scope of authorization of Party A or damages Party A's interests in other industries, Party A shall have the right to unilaterally terminate the authorization and claim compensation from Party B and the joint venture Company.

双方具体合作内容，应在本协议基础上进一步明确合作细节。

The specific content of cooperation between the two parties shall be further clarified on the basis of this Agreement.

农业银行收款账户信息

账户类别：美元账户

户名：深圳市贝斯曼精密仪器有限公司

开户行：中国农业银行股份有限公司深圳南海支行

账号：[*]

Agricultural Bank Receiving Account Information

Account Type: US Dollar Account

Company name: SHENZHEN BESTMAN INSTRUMENT CO.,LTD

Company Address: 8th Floor, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen, China

Account Number: [*]

Beneficiary Bank SWIFT: [*]

Name of Beneficiary Bank: AGRICULTURAL BANK OF CHINA SHENZHEN

Bank Address: NO. 5008 SHENNAN RD EAST SHENZHEN CHINA

1.	乙方一次性买断甲方自有产品在印度尼西亚一定周期的生产和销售权利，甲方向乙方提供技术指导和唯一材料供应方。

1. Party B buys out the right to produce and sell Party A's own products in Indonesia for a certain period at one time, and Party A provides Party B with technical guidance and sole material supplier

2.	乙方按照产品系列型号、授权年限，向甲方一次买断其在印度印西亚的生产和销售权利，乙方是独享买断产品在相应国家的独家经营权。

2. Party B in accordance with the product series models, authorized years, to Party A once to buy out its production and sales rights in India Indo-Asia, Party B is the exclusive right to buy out the exclusive right to operate the product in the corresponding country.

3.	为保证授权产品的质量和品质，甲方保留乙方买断产品的生产原材料的独家供应权，甲方向乙方授权范围即乙方向甲方的买断规定，应以具体的买断协议为最终依据。

3. In order to ensure the quality and quality of authorized products, Party A retains the exclusive right to supply the raw materials for the production of Party B's buyout products, the scope of authorization from Party A to Party B, i.e., the provisions of Party B's buyout to Party A, should be based on the specific buyout agreement as the final basis.

4.	甲方向乙方提供买断产品相关的体系文件、作业指导书及必要的生产指导文件。

4. Party A shall provide Party B with system documents, operation instructions and necessary production guidance documents related to the purchased products.

5.	甲乙双方均应严格执行买断协议的规定和契约精神，保障自身利益的同时，不得违反协议规定损害对方权益，乙方不得越权生产和销售，甲方不得同区域的协议期内授权第三方。

5. Party A and Party B shall strictly implement the provisions of the buyout agreement and the spirit of the contract. While protecting their own interests, Party B shall not violate the provisions of the Agreement and damage the rights and interests of the other party. Party B shall not produce or sell products beyond its power, and Party A shall not authorize any third party within the term of the agreement with the Territory.

6.	乙方生产不合产品或任何有损甲方品牌形象和利益时，甲方有权单方面无偿解除协议，提前结束授权。

6. In the event that Party B produces substandard products or in any way that damages Party A's brand image and interests, Party A shall have the right to unilaterally terminate the Agreement without compensation and terminate the authorization in advance

7.	乙方向甲方额外要求，买断服务以外的技术指导和服务时，应向甲方支付合理的技术服务费。

7. If Party B requires Party A to purchase technical guidance and services other than the services, it shall pay Party A a reasonable technical service fee.

8. 乙方向甲方购买多普勒胎心音仪的型号为BF-560和BF-610的三年独家经营权。

8. B purchases from Party A the exclusive right to operate the Fetal Doppler products, models BF-560 and BF-610, for three years.

9. 单台BF-560（组装件）的供货价格为28美元/台，单台BF-610（组装件）的供货价格为178美元/台，组装件的清单以甲方提供的产品组装清单为准，乙方须在甲方的指导下完成产品组装、生产、检验等各个环节。

9. The supply price of BF-560 (assembled parts) is US$28/unit, and the supply price of BF-610 (assembled parts) is US$178/unit. The list of assembled parts is based on the list of products assembled provided by Party A, and Party B has to complete the assembly of the products, production, inspection and other aspects under Party A's guidance.

10. BF-560的供货价格在达到，首年采购量达到400台、第二年采购量达到800台，第三年采购量达到1500台，超出部分的采购单价为26美元/台,若乙方未能完成此条的年度采购数量，则甲方有权提前解除授权。

10. BF-560 supply price in the reach, the first year the purchase volume of 400 units, the second year the purchase volume of 800 units, the third year the purchase volume of 1,500 units, exceeding the part of the purchase unit price of US$ 26 / unit, if Party B fails to complete the annual purchase of the number of this article, Party A has the right to terminate the authorization in advance.

11. BF-610的供货价格在达到，首年采购量达到50台、第二年采购量达到100台，第三年采购量达到200台，超出部分的采购单价为168美元/台，若乙方未能完成此条的年度采购数量，则甲方有权提前解除授权。

11. the supply price of BF-610 in the reach, the first year of procurement volume reached 50 units, the second year of procurement volume reached 100 units, the third year of procurement volume reached 200 units, exceeding the part of the purchase unit price of US $ 168 / unit, if Party B fails to complete the annual purchase quantity of this article, Party A has the right to terminate the authorization in advance.

12. 乙方应在协议签订之日起7日内一次性向甲方支付2000美元作为合作保证金，该保证金可以在乙方完成约定的采购数量后抵扣货款。(抵扣说明：BF-560产品，累计采购数量达2700台以上，可抵扣1000美元。BF-610产品，累计采购数量达350台以上，可抵扣1000美元。)如因其他原因提前终止协议，保证金不予退还。

12. Party B shall pay Party A a lump sum of US$2,000 as the cooperation deposit within 7 days from the date of signing the agreement, which can be offset against the purchase price after Party B completes the agreed purchase quantity. (Offset description: BF-560 products, the cumulative number of purchases of 2700 units or more, can be offset against 1000 U.S. dollars. BF-610 products, the cumulative number of purchases of 350 units or more, can be offset against 1000 U.S. dollars. ) if the agreement is terminated prematurely for any other reason, the deposit will not be refunded.

13. 当双方签订协议，乙方向甲方支付合作保证金时，双方即构成实质性的技术许可。

13. When both parties sign the agreement, and Party B pay the a cooperation deposit to Party A , then both parties form a substantial technology license.

14. 乙方须严格按照甲方的作业指导，向市场提供符合要求的产品，乙方对当地产品的销售、售后、纠纷等全面负责。

14. Party B shall strictly follow Party A's operating instructions to provide the market with products that meet the requirements, and Party B shall be fully responsible for the sales, after-sales and disputes of the local products.

15. 乙方须支付货运、清关等费用。

15. Party B shall pay for freight transportation, customs clearance and other expenses.

三、协议的生效

三、Entry into force of the Agreement

1、本协议壹式贰份，甲乙双方各执壹份，具有同等法律效力。本协议经双方有权签字人员签字并加盖公章或合同专用章后于约定日期生效。

1，This Agreement is made in two originals, with one held by each party and both originals shall be equally authentic. This Agreement shall come into force on the agreed date after it is signed and affixed with the official seal or special contract seal by the authorized signatories of both parties.

2、本协议合作期限为【 3 】年，即自 2024 年 3 月 1日起至 2027年 2 月 28 日止。合作期限届满前1个月，任何一方如欲继续合作应以书面方式通知对方续约，否则本协议到期自动终止。

2，The term of cooperation hereof shall be [3] years, that is, from March 1, 2024 to February 28, 2027. One month before the expiration of the term of cooperation, if either party wants to continue the cooperation, it shall notify the other party in writing to renew the contract; otherwise, this Agreement will automatically terminate upon expiration.

3、本协议的补充协议及附件为本协议不可分割之组成部分，与本协议具有同等法律效力。

3，The supplementary agreements and attachments to this Agreement are an integral part of this Agreement and have the same legal effect as this Agreement.

4、在本协议有效期内，双方均不得违反本协议的内容，并向对方保留开展合作的优先权和排他性权利。

4，During the term of this Agreement, both parties shall not violate the contents hereof, and both parties shall reserve to the other party the right of priority and exclusivity in undertaking cooperation.

四、法律适用和争议解决

四，Law application and dispute resolution

1、本协议的效力、解释、变更、执行和任何由于本协议引起的争议应适用中华人民共和国和乙方所在国的法律。

1，The validity, interpretation, modification, performance and any dispute arising out of this Agreement shall be governed by the laws of the People's Republic of China and the country where Party B is located.

2、因执行本协议所发生的争议或与本协议有关的一切争议，协议各方应通过友好协商解决；如协商不成时，任何一方均有权提请被告方所在地有管辖权的人民法院通过诉讼解决。

2，Any dispute arising out of or in connection with this Agreement shall be settled by the parties through friendly negotiation. If no agreement can be reached through negotiation, either party shall have the right to apply to the people's court with jurisdiction in the place where the defendant is located for settlement through litigation.

3、当产生任何争议及任何争议正在诉讼时，协议各方应继续履行本协议无争议部分条款内容。

3，When any dispute arises and any dispute is under litigation, the parties shall continue to perform the undisputed portion of this Agreement.

[本行以下无正文，为协议签署区域]

[There is no text at the end of this line, which is the agreement signing area]

甲方（盖章）：	乙方（盖章）：
Party A (Seal)	Party B (Seal)

授权代表（签字）：/s/ Yong Bai	授权代表（签字）：/s/ Peggy Youvies
Authorized Representative	Authorized Representative
(Signature) /s/ Yong Bai	(Signature): /s/ Peggy Youvies
日期：2024 年 3 月 26 日	日期： 2024 年 3 月 26 日
Date ： 2024 Year 3 Month 26 Day	Date： 2024 Year 3 Month 26 Day